Related Party Transactions	12 Months Ended
Jun. 30, 2025
Related Party Transactions [Abstract]
Related Party Transactions

5. Related Party Transactions

Amounts due to related parties as of June 30, 2025 and 2024 consist of:

	June 30, 2025	June 30, 2024

Daniel McClory, Executive Chairman and Director	$10,580	$10,500
Alberto Libanori, Director	1,241	241
	$11,821	$10,741

From time to time, our officers and shareholders have made advances to us which we have recorded as Due to Related Parties. The amount owed to Mr. McClory results from amounts he advanced for operating purposes. For Mr. Libanori, on April 23, 2024, we entered into an independent director agreement with him and agreed to compensate him $1,000 per year for his services. During the years ended June 30, 2025 and 2024, we recorded general and administrative expenses of $1,000 and $186 in connection with this agreement.

The amounts owed to related parties carry no interest and are due on demand. Imputed interest is immaterial.